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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 25, 2003 (FEBRUARY 24, 2003)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                      1-10308                  06-0918165
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

           9 West 57th Street                                       10019
              New York, NY                                        (Zip Code)
(Address of Principal Executive Offices)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

       EXCEPT AS EXRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

       On February 25, 2003, our Avis Group Holdings, Inc. subsidiary publicly disclosed selected historical consolidated financial data.

       A copy of such information is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

       Additionally, on February 24, 2003, we announced several management changes, effective March 1, 2003. John W. Chidsey, Chairman and CEO of our Vehicle and Financial Services Divisions, has resigned to pursue opportunities outside of Cendant. Mr. Chidsey will remain as a consultant to Cendant through the second quarter of this year. Kevin M. Sheehan, our Chief Financial Officer, will assume additional responsibility for our Vehicle Services Division, which includes the Cendant Car Rental Group (Avis and Budget), PHH Arval and Wright Express. Samuel L. Katz, our Chief Strategic Officer and Chairman and CEO of our Travel Distribution Services Division will assume additional responsibility for our Financial Services Division, which includes Jackson Hewitt, Progeny and our relationship with Trilegiant.

       A copy of our press release announcing such management changes is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

       Statements about future results made in this current report on Form 8-K, including any projections, and the statements attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in our Form 10-Q/A for the quarterly period ended September 30, 2002.

ITEM 7. EXHIBITS

       See Exhibit Index.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENDANT CORPORATION

                                       By: /s/ TOBIA IPPOLITO
                                           -------------------------------------
                                           Tobia Ippolito
                                           Executive Vice President and
                                            Chief Accounting Officer

Date: February 25, 2003


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                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED FEBRUARY 25, 2003 (FEBRUARY 24, 2003)

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                     DESCRIPTION
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99.1            Selected Historical Consolidated Financial Data of Avis Group
                Holdings, Inc.

99.2            Press Release issued by Cendant Corporation dated
                February 24, 2003